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                                                                     EXHIBIT 4.1


[Image of company logo]
SiRF
COMMON STOCK
NUMBER
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP  82966V  10  1
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
SiRF Technology, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[Image of Secretary signature]
SECRETARY
[Image of corporate seal]
[Image of President and Chief Executive Officer signature]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
Transfer Agent and Registrar,
By
[Image of Authorized Officer Signature]
AUTHORIZED OFFICER


SiRF Technology, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
survivorship and not as tenants in common

UNIF GIFT MIN ACT -   ...............Custodian................
                          (Cust)                   (Minor)

under Uniform Gifts to Minors

Act..........................................................
                          (State)

UNIF TRF MIN ACT - ........ Custodian (until age.......)
                    (Cust)

 ..................................... under Uniform Transfers
             (Minor)

to Minors Act ...............................................
                                (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ................................... hereby sell, assign and

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE...............................................

 .............................................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 .............................................................................

 .............................................................................

 .............................................................................

 .......................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 .............................................................................

 .....................................................................Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated..........................................

X..............................................

X..............................................
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(a) Guaranteed:

By................................................................
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15